UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund

SEMIANNUAL REPORT November 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2020 through November 30, 2020, as provided by portfolio allocation managers Stephen Kolano and Elena Goncharova

Market and Fund Performance Overview

For the six-month period ended November 30, 2020, BNY Mellon Select Managers Small Cap Growth Fund’s Class A shares, Class C shares, Class I shares and Class Y shares at NAV produced total returns of 31.15%, 30.60%, 31.30% and 31.35%, respectively.1 In comparison, the Russell 2000® Growth Index (the “Index”), the fund’s benchmark, returned 31.89% for the same period.2

Small-cap growth stocks gained ground over the reporting period, as markets began to anticipate an economic recovery that is likely with the distribution of COVID-19 vaccines. The fund slightly lagged the Index, mainly due to mixed results from asset allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in the stocks of small-cap companies. The fund’s portfolio is constructed to have a growth tilt.

The fund uses a “multi-manager” approach by selecting various subadvisors to manage its assets. We may hire, terminate or replace subadvisors and modify material terms and conditions of subadvisory arrangements without shareholder approval.

The fund’s assets are currently allocated to six subadvisors, each acting independently and using its own methodology to select portfolio investments. At the end of the reporting period, 13% of the fund’s assets were under the management of Redwood Investments, LLC, which employs a blend of quantitative and qualitative research to build growth and core equity portfolios; approximately 18% of the fund’s assets were under the management of Geneva Capital Management LLC, which employs bottom-up fundamental analysis supplemented by top-down considerations to identify companies with a consistent, sustainable record of growth; approximately 13% of the fund’s assets were under the management of Nicholas Investment Partners, L.P., which uses a bottom-up approach to security selection, combining rigorous fundamental analysis with the discipline and objectivity of quantitative analytics; EAM Investors, LLC, which managed 21% of the fund’s assets, chooses investments through bottom-up fundamental analysis using a blend of a quantitative discovery process and a qualitative analysis process; approximately 10% of the fund’s assets were managed by Granite Investment Partners, LLC, which seeks attractively valued, small-cap companies with catalysts for growth; and 25% of the fund’s assets were managed by Rice Hall James & Associates LLC, which seeks growing companies with high earnings growth, high or improving returns on invested capital and sustainable competitive advantages. The percentages of the fund’s assets allocated to the various subadvisors can change over time, within ranges described in the prospectus.

Stocks Rebound as COVID-19 Shutdowns Ease

Markets experienced a sharp correction early in 2020, amid growing concerns about COVID-19. In response, the Federal Reserve (the “Fed”) reduced the federal funds rate twice in March 2020, bringing the target rate down to 0.00%-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns. As a result, markets began to recover.

The economy also began to show signs of recovery, and this picked up during the reporting period. Retail sales rebounded, the outlook for manufacturing improved and job creation surged, beating economists’ expectations. Markets rebounded as relief programs took effect, government shutdowns began to ease and hope for a COVID-19 vaccine or effective therapy took hold.

Late in the reporting period, markets received another boost from the announcement that one or more COVID-19 vaccines would be available within a few months. Uncertainty surrounding the November 2020 election also eased, and investors began to factor the likelihood of additional stimulus and infrastructure spending into their calculations. With the end of the pandemic in view and continued economic rebound likely, investors began to shift away from growth-oriented stocks and into value-oriented stocks.

Asset Allocation and Security Selections Hindered Fund Performance

The fund’s relative underperformance versus the Index was mainly the result of unfavorable asset allocation and stock selections by the fund’s underlying portfolio managers. The biggest detractor from performance was an equal-weight position to the industrials sector, which rebounded strongly, as the economy began to show signs of recovery, and was the best-performing sector in the Index. Stock selection in this sector and more generally also did not contribute positively to performance. In addition, the fund’s 2-3% allocation to cash, which was necessary to meet redemptions, was also a drag on performance.

On a more positive note, the fund benefited from certain stock selections, especially in the health care sector. These included Cardiff Oncology, a cancer treatment company, and Immunomedics, a biotech firm, which was acquired by Gilead Sciences. Selections in the consumer staples and information technology sectors, including Celsius Holdings and Fastly, were also advantageous.

An Optimistic Outlook

Our outlook for the coming months reflects ongoing optimism about the economic recovery that is likely to occur as COVID-19 vaccines are distributed. Although the economy could weaken in the meantime, as governments continue to address the spread of the virus, the market is likely to look past this to the recovery that could take off in the third quarter of 2021, assisted by supportive fiscal and monetary policy. In addition, although inflation has been quiescent, we will continue to monitor it, particularly as the recovery takes hold.

December 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Multi-manager risk means each sub adviser makes investment decisions independently, and it is possible that the investment styles of the sub advisers may not complement one another. Consequently, the fund’s exposure to a given stock, industry or investment style could be greater or smaller than if the fund had a single adviser.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Select Managers Small Cap Growth Fund from June 1, 2020 to November 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.53	$11.85	$5.91	$5.63
Ending value (after expenses)	$1,311.50	$1,306.00	$1,313.00	$1,313.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.58	$10.35	$5.17	$4.91
Ending value (after expenses)	$1,018.55	$1,014.79	$1,019.95	$1,020.21

†Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.02% for Class I and .97% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.7%
Automobiles & Components - 2.0%
Dorman Products	19,042	[a]	1,758,910
Fox Factory Holding	50,285	[a,b]	4,388,372
Gentex	30,646		999,060
LCI Industries	22,594		2,841,873
Visteon	23,305	[a]	2,816,409
			12,804,624
Banks - 2.0%
Axos Financial	89,354	[a]	2,993,359
Bank OZK	31,236		873,359
Central Pacific Financial	38,728		634,752
Columbia Banking System	21,483		679,078
Federal Agricultural Mortgage, Cl. C	7,897		534,627
First Financial Bankshares	48,269		1,613,150
Mr. Cooper Group	40,471	[a]	1,078,957
National Bank Holdings, Cl. A	19,794		636,971
Pacific Premier Bancorp	42,956		1,237,992
Pennymac Financial Services	12,185		702,343
Texas Capital Bancshares	16,388	[a]	916,089
Western Alliance Bancorp	13,773		706,142
			12,606,819
Capital Goods - 9.7%
AAON	36,061	[b]	2,348,653
Advanced Drainage Systems	10,726		748,138
AeroVironment	22,773	[a]	1,944,586
AGCO	10,886		1,007,064
Altra Industrial Motion	19,229		1,091,438
Ameresco, Cl. A	64,423	[a]	2,870,045
Armstrong World Industries	22,416		1,727,377
Astec Industries	13,813		801,154
Barnes Group	24,265		1,116,433
Beacon Roofing Supply	24,369	[a]	886,788
Bloom Energy, Cl. A	41,756	[a,b]	1,023,857
Builders FirstSource	33,021	[a]	1,235,316
Chart Industries	19,722	[a]	2,038,466
Donaldson	26,582		1,415,226
Encore Wire	12,187		629,702
ESCO Technologies	24,501		2,423,149
Generac Holdings	3,310	[a]	713,636
H&E Equipment Services	45,698		1,228,362
Kornit Digital	51,064	[a]	4,308,270
Kratos Defense & Security Solutions	59,643	[a]	1,262,642

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Capital Goods - 9.7% (continued)
Masonite International	30,288	[a]	3,030,314
Moog, Cl. A	14,276		1,104,391
MSC Industrial Direct, Cl. A	5,411		450,845
PGT Innovations	56,123	[a]	1,045,010
Plug Power	62,633	[a,b]	1,652,885
Proto Labs	15,699	[a]	2,168,974
Quanta Services	16,487		1,126,722
RBC Bearings	16,781	[a]	2,833,304
Regal Beloit	8,533		1,015,768
Simpson Manufacturing	17,723		1,628,744
SiteOne Landscape Supply	33,587	[a,b]	4,638,365
Sunrun	13,304	[a,b]	852,520
The Timken Company	13,842		1,016,556
Trex	57,647	[a,b]	4,313,149
Triton International	22,867		1,034,960
Vicor	23,734	[a]	1,945,238
WillScot Mobile Mini Holdings	72,490	[a]	1,559,260
			62,237,307
Commercial & Professional Services - 3.4%
Brady, Cl. A	30,136		1,331,408
CBIZ	40,924	[a]	991,179
Exponent	62,141		5,158,324
Franklin Covey	13,594	[a]	298,660
FTI Consulting	18,267	[a]	1,918,400
IAA	43,373	[a]	2,598,910
KAR Auction Services	80,246	[a]	1,448,440
McGrath RentCorp	17,665		1,124,201
Tetra Tech	30,375		3,622,219
The Brink's Company	21,637		1,451,843
Upwork	35,219	[a]	1,152,366
Willdan Group	28,706	[a]	1,116,089
			22,212,039
Consumer Durables & Apparel - 2.9%
Acushnet Holdings	20,620		777,374
Callaway Golf	60,224	[b]	1,279,760
Capri Holdings	38,307	[a]	1,355,302
Clarus	26,489		381,442
Deckers Outdoor	15,122	[a]	3,849,910
Green Brick Partners	46,785	[a]	1,018,509
Helen of Troy	11,186	[a]	2,259,460
Kontoor Brands	37,345	[b]	1,556,166
Sonos	46,459	[a]	1,033,248
Steven Madden	36,387	[a]	1,145,099

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Consumer Durables & Apparel - 2.9% (continued)
TopBuild	11,612	[a]	2,023,159
Tupperware Brands	28,654	[a]	964,207
YETI Holdings	15,977	[a]	1,009,267
			18,652,903
Consumer Services - 5.2%
Bally's	26,987	[a]	1,199,032
Boyd Gaming	44,119	[a]	1,698,140
Bright Horizons Family Solutions	21,668	[a]	3,685,943
Brinker International	20,217	[a]	1,013,074
Caesars Entertainment	44,004	[a]	2,997,552
Century Casinos	86,251	[a]	509,743
Chegg	13,172	[a,b]	1,026,494
Churchill Downs	8,515	[b]	1,532,019
Extended Stay America	98,412		1,349,229
Grand Canyon Education	4,862	[a]	405,831
Hilton Grand Vacations	39,230	[a]	1,088,240
Jack in the Box	12,690		1,167,353
K12	55,369	[a]	1,291,759
Papa John's International	9,207		739,875
Penn National Gaming	18,269	[a,b]	1,278,830
Scientific Games	25,924	[a]	966,447
Strategic Education	16,413		1,541,017
Texas Roadhouse	80,158	[a]	6,075,976
The Cheesecake Factory	38,122	[a,b]	1,428,813
Vail Resorts	6,474	[a,b]	1,785,788
WW International	31,039	[a]	915,961
			33,697,116
Diversified Financials - .8%
Artisan Partners Asset Management, Cl. A	23,154		1,041,930
Evercore, Cl. A	12,139		1,103,799
Hannon Armstrong Sustainable Infrastructure Capital	18,229	[b,c]	996,397
Hercules Capital	58,861	[b]	785,206
PJT Partners, Cl. A	19,123		1,324,841
			5,252,173
Energy - .4%
DMC Global	19,711	[a]	805,194
New Fortress Energy	19,588	[b]	844,439
Renewable Energy Group	12,519	[a]	727,104
			2,376,737
Food & Staples Retailing - .9%
BJ's Wholesale Club Holdings	42,011	[a]	1,722,031

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Food & Staples Retailing - .9% (continued)
Grocery Outlet Holding	27,761	[a]	1,072,130
Performance Food Group	52,252	[a]	2,266,692
The Chefs' Warehouse	44,979	[a]	1,036,541
			6,097,394
Food, Beverage & Tobacco - 1.7%
Celsius Holdings	60,919	[a,b]	1,964,638
Darling Ingredients	17,985	[a]	868,316
Freshpet	26,485	[a]	3,625,267
J&J Snack Foods	15,784		2,294,836
Primo Water	22,585		339,453
Utz Brands	88,505	[b]	1,786,031
			10,878,541
Health Care Equipment & Services - 11.0%
Acutus Medical	22,050	[a,b]	626,661
Addus HomeCare	13,922	[a]	1,381,758
Alphatec Holdings	91,014	[a]	955,647
AMN Healthcare Services	32,130	[a]	2,093,591
Axonics Modulation Technologies	15,253	[a,b]	669,454
Cantel Medical	17,974	[a]	1,068,195
Castle Biosciences	34,517	[a]	1,641,629
CryoPort	44,218	[a,b]	2,151,206
Globus Medical, Cl. A	33,688	[a]	2,023,975
Guardant Health	6,128	[a]	742,223
HealthEquity	29,924	[a]	2,145,252
HealthStream	28,383	[a]	530,194
Inovalon Holdings, Cl. A	101,051	[a]	1,886,622
Inspire Medical Systems	17,478	[a]	3,246,364
Insulet	2,364	[a]	609,226
iRhythm Technologies	3,969	[a,b]	970,460
LeMaitre Vascular	33,056	[b]	1,302,076
LHC Group	22,841	[a]	4,484,145
Masimo	15,278	[a]	3,888,098
Neogen	30,107	[a]	2,234,542
Nevro	5,958	[a]	960,728
Novocure	10,577	[a]	1,329,000
Oak Street Health	7,816	[a]	368,681
Omnicell	62,007	[a]	6,501,434
Owens & Minor	36,666		944,516
Penumbra	10,897	[a,b]	2,418,044
PetIQ	48,152	[a,b]	1,385,815
Phreesia	29,647	[a]	1,309,212
Premier, Cl. A	72,840		2,579,993
R1 RCM	54,037	[a]	1,095,870

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Health Care Equipment & Services - 11.0% (continued)
Schrodinger	11,435	[a]	795,647
Shockwave Medical	14,825		1,450,330
Silk Road Medical	13,703	[a]	785,182
STAAR Surgical	45,469	[a]	3,240,576
Tabula Rasa HealthCare	39,684	[a,b]	1,367,511
Tactile Systems Technology	53,151	[a]	2,291,340
Tandem Diabetes Care	12,518	[a]	1,175,190
Teladoc Health	2,461	[a]	489,173
The Ensign Group	17,698		1,271,955
The Providence Service	7,752	[a]	1,052,644
U.S. Physical Therapy	9,916	[a]	1,053,278
Vocera Communications	71,195	[a,b]	2,408,527
			70,925,964
Household & Personal Products - 1.2%
Inter Parfums	22,795	[a]	1,237,996
Medifast	25,232		5,150,860
WD-40	6,628	[b]	1,685,567
			8,074,423
Insurance - 2.0%
BRP Group, Cl. A	33,162	[a]	976,621
Goosehead Insurance, Cl. A	17,072	[b]	2,101,734
Kinsale Captial Group	30,029		7,211,765
Palomar Holdings	24,834	[a]	1,641,528
Trupanion	8,096	[a]	820,772
			12,752,420
Materials - 2.0%
Balchem	24,448	[a]	2,535,013
Element Solutions	73,696		1,017,742
Ingevity	29,442	[a]	1,960,248
Livent	142,905	[a,b]	2,167,869
Materion	14,736		859,109
Methanex	37,740	[b]	1,577,532
Olin	47,545		1,040,760
Pactiv Evergreen	54,570	[a]	921,142
The Scotts Miracle-Gro Company	3,936		691,831
			12,771,246
Media & Entertainment - 1.0%
Cardlytics	17,655	[a,b]	2,095,295
EverQuote, Cl. A	26,619	[a]	1,002,472
Lions Gate Entertainment, Cl. A	94,836	[a]	923,703
TechTarget	18,566	[a]	974,715
World Wrestling Entertainment, Cl. A	36,243	[b]	1,559,899
			6,556,084

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 15.7%
ACADIA Pharmaceuticals	3,149	[a]	178,422
Aerie Pharmaceuticals	52,463	[a,b]	651,066
Akebia Therapeutics	47,841	[a]	158,354
Amicus Therapeutics	110,497	[a]	2,529,276
Arcturus Therapeutics Holdings	10,529	[a]	941,966
Arena Pharmaceuticals	22,466	[a]	1,479,835
argenx, ADR	4,238	[a]	1,215,543
Arrowhead Pharmaceuticals	17,894	[a]	1,118,912
Avantor	30,687	[a]	837,141
Axsome Therapeutics	8,492	[a,b]	615,585
Berkeley Lights	10,277	[a,b]	851,552
Biohaven Pharmaceutical Holding	25,268	[a,b]	2,247,588
BioSpecifics Technologies	15,197	[a]	1,343,415
Bio-Techne	13,776		4,178,399
Blueprint Medicines	12,720	[a]	1,374,778
Bridgebio Pharma	16,115	[a,b]	809,618
Cardiff Oncology	51,967	[a,b]	1,284,105
CareDx	69,345	[a]	3,964,453
Coherus Biosciences	94,385	[a]	1,742,347
Collegium Pharmaceutical	38,239	[a,b]	707,039
Deciphera Pharmaceuticals	13,944	[a]	861,739
Denali Therapeutics	22,761	[a]	1,387,738
Emergent BioSolutions	26,227	[a]	2,148,778
Exact Sciences	6,224	[a,b]	753,477
Fate Therapeutics	40,733	[a]	2,381,455
Five Prime Therapeutics	43,652	[a]	820,658
Global Blood Therapeutics	19,232	[a,b]	882,941
GW Pharmaceuticals, ADR	11,662	[a]	1,633,613
Halozyme Therapeutics	135,222	[a]	5,287,180
Horizon Therapeutics	13,193	[a]	929,183
Immunovant	21,915	[a]	1,077,999
Insmed	44,324	[a,b]	1,729,080
Intra-Cellular Therapies	6,758	[a]	159,759
Invitae	24,536	[a,b]	1,218,212
Iovance Biotherapeutics	63,745	[a,b]	2,473,944
Karyopharm Therapeutics	58,188	[a,b]	988,614
Kiniksa Pharmaceuticals, CI. A	28,181	[a]	525,857
Kodiak Sciences	9,702	[a,b]	1,325,972
Krystal Biotech	11,580	[a]	636,205
Kura Oncology	25,658	[a]	931,385
Ligand Pharmaceuticals	30,693	[a,b]	2,589,568
Medpace Holdings	24,419	[a]	3,134,422
Mirati Therapeutics	7,348	[a]	1,747,722

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 15.7% (continued)
NanoString Technologies	19,301	[a,b]	958,102
Natera	41,451	[a]	3,658,880
Nektar Therapeutics	27,129	[a,b]	444,644
NeoGenomics	104,710	[a]	4,982,102
Ocular Therapeutix	59,390	[a]	1,039,325
Optinose	45,119	[a,b]	182,732
Pacira Biosciences	20,568	[a]	1,246,215
Prestige Consumer Healthcare	50,978	[a]	1,813,287
PTC Therapeutics	38,863	[a]	2,431,658
Puma Biotechnology	18,583	[a]	209,059
Reata Pharmaceuticals, Cl. A	6,468	[a,b]	987,987
Repligen	19,020	[a]	3,607,523
Replimune Group	20,957	[a]	1,083,058
Revance Therapeutics	39,209	[a,b]	946,505
Sarepta Therapeutics	3,715	[a]	523,295
Scholar Rock Holding	24,771	[a]	1,234,091
Seres Therapeutics	25,397	[a]	701,211
Supernus Pharmaceuticals	37,494	[a]	798,622
TG Therapeutics	76,027	[a,b]	2,230,632
Turning Point Therapeutics	17,199	[a,b]	1,831,694
Twist Bioscience	18,269	[a]	2,041,378
Ultragenyx Pharmaceutical	10,666	[a]	1,264,348
Veracyte	53,334	[a,b]	2,907,237
Zogenix	22,296	[a]	477,803
			101,456,283
Real Estate - 1.5%
Innovative Industrial Properties	13,317	[b,c]	2,046,290
Marcus & Millichap	16,766	[a]	601,061
Monmouth Real Estate Investment	42,240	[c]	626,419
QTS Realty Trust, Cl. A	30,571	[c]	1,816,223
Realogy Holdings	113,917	[a]	1,402,318
Retail Opportunity Investments	71,466	[a,c]	927,629
Ryman Hospitality Properties	19,196	[a,c]	1,232,191
Terreno Realty	15,184	[c]	879,761
			9,531,892
Retailing - 4.2%
Etsy	21,668	[a]	3,482,048
Five Below	8,251	[a]	1,290,456
Floor & Decor Holdings, Cl. A	26,000	[a]	2,082,340
Group 1 Automotive	7,841	[b]	931,589
GrowGeneration	30,008	[a,b]	1,055,381
Lithia Motors, Cl. A	11,110	[b]	3,214,123

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Retailing - 4.2% (continued)
Magnite	71,729	[a,b]	1,362,851
Ollie's Bargain Outlet Holdings	28,604	[a,b]	2,518,868
Points International	22,836	[a]	274,032
Pool	9,394		3,251,357
RH	3,750	[a,b]	1,699,350
Shutterstock	43,745		3,007,906
Signet Jewelers	32,152	[a,b]	973,884
Stitch Fix, Cl. A	25,306	[a,b]	1,024,893
Williams-Sonoma	6,842		748,994
			26,918,072
Semiconductors & Semiconductor Equipment - 5.5%
Advanced Energy Industries	32,807	[a]	3,164,563
Brooks Automation	24,646		1,798,912
CEVA	53,046	[a]	2,083,647
Cohu	36,706	[a]	1,042,083
Cree	11,821	[a,b]	1,068,500
Entegris	8,032		743,924
Inphi	14,548	[a]	2,256,831
Lattice Semiconductor	122,759	[a]	5,137,464
Monolithic Power Systems	20,167		6,452,634
ON Semiconductor	37,802	[a]	1,086,808
Power Integrations	19,411		1,385,751
Semtech	43,339	[a]	2,924,082
Silicon Motion Technology, ADR	28,888		1,146,276
SiTime	9,005	[a]	783,165
SunPower	48,993	[a,b]	1,085,685
Synaptics	39,427	[a]	3,066,238
			35,226,563
Software & Services - 15.0%
ACI Worldwide	81,409	[a]	2,652,305
Alarm.com Holdings	43,237	[a]	3,282,121
Alliance Data Systems	14,275		1,044,074
Alteryx, Cl. A	5,742	[a,b]	688,121
Appian	8,064	[a,b]	1,128,960
Bill.com Holdings	6,787	[a]	832,833
Blackbaud	20,235	[a]	1,114,746
BlackLine	44,463	[a,b]	5,464,503
Bottomline Technologies	37,858	[a]	1,727,839
CACI International, Cl. A	6,079	[a]	1,442,486
Cardtronics, Cl. A	50,968	[a]	1,237,503
Cerence	57,208	[a,b]	5,191,626
Cornerstone OnDemand	22,004	[a]	971,477
Coupa Software	4,305	[a]	1,415,958

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Software & Services - 15.0% (continued)
Digital Turbine	18,561	[a]	834,874
Elastic	16,670	[a]	2,063,746
Envestnet	39,768	[a]	3,191,780
Euronet Worldwide	16,303	[a]	2,191,775
Everbridge	20,357	[a]	2,584,118
Evo Payments, Cl. A	71,743	[a]	1,803,619
ExlService Holdings	28,408	[a]	2,365,250
Fair Isaac	9,689	[a]	4,580,765
Five9	6,900	[a]	1,070,880
I3 Verticals, Cl. A	53,417	[a]	1,490,334
J2 Global	54,028	[a,b]	4,841,449
LivePerson	88,187	[a,b]	5,151,884
MAXIMUS	21,494		1,543,484
Medallia	69,306	[a,b]	2,425,016
Nuance Communications	21,217	[a,b]	915,089
Perficient	19,881	[a]	905,182
Q2 Holdings	24,841	[a,b]	2,816,224
Qualys	9,168	[a]	871,052
Rapid7	28,178	[a]	2,111,659
SailPoint Technologies Holdings	30,108	[a]	1,401,828
SolarWinds	23,985	[b]	548,777
Sprout Social, Cl. A	13,788	[a]	708,427
SPS Commerce	9,742	[a]	1,004,108
The Descartes Systems Group	69,308	[a]	4,109,271
TTEC Holdings	31,858		2,155,512
Tyler Technologies	5,266	[a]	2,251,742
Varonis Systems	5,814	[a]	701,401
Vertex, Cl. A	17,418	[a,b]	439,630
Wix.com	13,890	[a]	3,547,923
WNS Holdings, ADR	45,036	[a]	3,170,985
Workiva	60,385	[a]	4,528,271
			96,520,607
Technology Hardware & Equipment - 2.4%
Calix	44,526	[a]	1,054,376
Dolby Laboratories, Cl. A	11,781		1,042,029
ePlus	22,187	[a]	1,870,586
II-VI	23,686	[a,b]	1,602,358
Insight Enterprises	31,997	[a]	2,287,146
Ituran Location & Control	8,789	[a]	161,630
Knowles	41,554	[a]	705,587
nLight	32,186	[a]	966,224
Novanta	20,193	[a]	2,422,756
Radware	36,753	[a]	926,543

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 94.7% (continued)
Technology Hardware & Equipment - 2.4% (continued)
Rogers		17,480	[a]	2,567,987
				15,607,222
Telecommunication Services - .5%
Boingo Wireless		153,219	[a]	2,168,048
Cogent Communications Holdings		16,803		976,926
				3,144,974
Transportation - 3.4%
Air Transport Services Group		114,721	[a]	3,526,523
Alaska Air Group		20,778	[a]	1,059,055
Allegiant Travel		13,523	[a]	2,301,479
Covenant Logistics Group		35,715	[a]	660,370
Echo Global Logistics		43,027	[a]	1,221,537
Hub Group, Cl. A		14,827	[a]	809,851
JetBlue Airways		123,612	[a]	1,865,305
Kirby		20,285	[a]	1,026,421
Marten Transport		157,478		2,776,337
Matson		19,494		1,133,186
Saia		11,306	[a]	1,973,350
SkyWest		11,135	[a]	478,026
TFI International		23,443		1,191,139
XPO Logistics		16,601	[a,b]	1,770,995
				21,793,574
Utilities - .3%
California Water Service Group		14,315		708,306
Sunnova Energy International		33,307	[a]	1,349,267
				2,057,573
Total Common Stocks (cost $394,183,108)				610,152,550
	1-Day Yield (%)
Investment Companies - 5.5%
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $35,141,432)	0.10	35,141,432	[d]	35,141,432

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $19,616,431)	0.10	19,616,431	[d]	19,616,431
Total Investments (cost $448,940,971)		103.2%		664,910,413
Liabilities, Less Cash and Receivables		(3.2%)		(20,911,604)
Net Assets		100.0%		643,998,809

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At November 30, 2020, the value of the fund’s securities on loan was $98,558,144 and the value of the collateral was $102,999,986, consisting of cash collateral of $19,616,431 and U.S. Government & Agency securities valued at $83,383,555.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	26.7
Information Technology	22.9
Industrials	16.5
Consumer Discretionary	14.3
Investment Companies	8.5
Financials	4.7
Consumer Staples	3.9
Materials	2.0
Communication Services	1.5
Real Estate	1.5
Energy	.4
Utilities	.3
103.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 5/31/20($)	Purchases($)†	Sales($)	Value 11/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	16,250,223	152,542,616	(133,651,407)	35,141,432	5.5	17,275
Investment of Cash Collateral for Securities Loaned; ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	13,516,196	60,637,828	(74,154,024)	-	-	151,351†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	30,883,692	(11,267,261)	19,616,431	3.0	20,706†††
Total	29,766,419	244,064,136	(219,072,692)	54,757,863	8.5	189,332

†  Includes reinvested dividends/distributions.

††  Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund SL Shares.

†††  Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $98,558,144)—Note 1(c):
Unaffiliated issuers	394,183,108	610,152,550
Affiliated issuers	54,757,863	54,757,863
Receivable for investment securities sold		4,511,838
Dividends and securities lending income receivable		229,774
Receivable for shares of Common Stock subscribed		88,119
Tax reclaim receivable		442
Prepaid expenses		31,814
		669,772,400
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		481,430
Liability for securities on loan—Note 1(c)		19,616,431
Payable for investment securities purchased		5,414,623
Payable for shares of Common Stock redeemed		176,297
Directors’ fees and expenses payable		11,063
Other accrued expenses		73,747
		25,773,591
Net Assets ($)		643,998,809
Composition of Net Assets ($):
Paid-in capital		369,362,371
Total distributable earnings (loss)		274,636,438
Net Assets ($)		643,998,809

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,650,479	296,291	13,662,305	628,389,734
Shares Outstanding	53,268	10,682	422,511	19,399,845
Net Asset Value Per Share ($)	30.98	27.74	32.34	32.39

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,729 foreign taxes withheld at source):
Unaffiliated issuers	1,132,993
Affiliated issuers	15,517
Income from securities lending—Note 1(c)	172,057
Total Income	1,320,567
Expenses:
Management fee—Note 3(a)	2,477,965
Professional fees	65,406
Registration fees	32,855
Custodian fees—Note 3(c)	29,902
Directors’ fees and expenses—Note 3(d)	25,024
Loan commitment fees—Note 2	11,948
Chief Compliance Officer fees—Note 3(c)	11,846
Shareholder servicing costs—Note 3(c)	7,815
Prospectus and shareholders’ reports	3,077
Distribution fees—Note 3(b)	1,056
Miscellaneous	19,500
Total Expenses	2,686,394
Less—reduction in expenses due to undertaking—Note 3(a)	(1,150)
Net Expenses	2,685,244
Investment (Loss)—Net	(1,364,677)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	66,830,699
Capital gain distributions from affiliated issuers	1,758
Net Realized Gain (Loss)	66,832,457
Net change in unrealized appreciation (depreciation) on investments	87,045,387
Net Realized and Unrealized Gain (Loss) on Investments	153,877,844
Net Increase in Net Assets Resulting from Operations	152,513,167

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Operations ($):
Investment (loss)—net	(1,364,677)	(1,777,995)
Net realized gain (loss) on investments	66,832,457	24,126,802
Net change in unrealized appreciation (depreciation) on investments	87,045,387	7,549,955
Net Increase (Decrease) in Net Assets Resulting from Operations	152,513,167	29,898,762
Distributions ($):
Distributions to shareholders:
Class A	-	(78,901)
Class C	-	(24,727)
Class I	-	(711,853)
Class Y	-	(25,636,220)
Total Distributions	-	(26,451,701)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	106,846	88,660
Class C	4,680	59,800
Class I	5,104,096	8,585,625
Class Y	63,561,317	65,152,293
Distributions reinvested:
Class A	-	78,191
Class C	-	24,297
Class I	-	563,828
Class Y	-	11,372,693
Cost of shares redeemed:
Class A	(192,289)	(504,396)
Class C	(242,498)	(110,403)
Class I	(3,243,659)	(12,409,117)
Class Y	(47,019,141)	(137,311,989)
Increase (Decrease) in Net Assets from Capital Stock Transactions	18,079,352	(64,410,518)
Total Increase (Decrease) in Net Assets	170,592,519	(60,963,457)
Net Assets ($):
Beginning of Period	473,406,290	534,369,747
End of Period	643,998,809	473,406,290

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2020 (Unaudited)	Year Ended May 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	4,168	3,973
Shares issued for distributions reinvested	-	3,189
Shares redeemed	(7,020)	(21,374)
Net Increase (Decrease) in Shares Outstanding	(2,852)	(14,212)
Class Cb
Shares sold	191	2,945
Shares issued for distributions reinvested	-	1,099
Shares redeemed	(11,163)	(5,066)
Net Increase (Decrease) in Shares Outstanding	(10,972)	(1,022)
Class Ia
Shares sold	181,641	348,117
Shares issued for distributions reinvested	-	22,093
Shares redeemed	(117,528)	(550,314)
Net Increase (Decrease) in Shares Outstanding	64,113	(180,104)
Class Ya
Shares sold	2,346,525	2,883,667
Shares issued for distributions reinvested	-	445,115
Shares redeemed	(1,712,488)	(6,141,532)
Net Increase (Decrease) in Shares Outstanding	634,037	(2,812,750)

[a]During the period ended November 30, 2020, 152,180 Class Y shares representing $4,292,167 were exchanged 152,414 Class I shares. During the period ended May 31, 2020, 338,269 Class Y shares representing $8,350,393 were exchanged 338,644 Class I shares and 350 Class Y shares representing $9,247 were exchanged for 364 Class A shares.

[b]During the period ended November 30, 2020, 123 Class C shares representing $2,947 were automatically converted to 110 Class A shares and during the period ended May 31, 2020, 88 Class C shares representing $1,953 were automatically converted to 80 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2020		Year Ended May 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	23.63	23.18	28.94	24.54	20.41	24.84
Investment Operations:
Investment (loss)—net[a]	(.11)	(.16)	(.18)	(.15)	(.13)	(.15)
Net realized and unrealized gain (loss) on investments	7.46	1.87	(1.28)	6.36	4.26	(2.76)
Total from Investment Operations	7.35	1.71	(1.46)	6.21	4.13	(2.91)
Distributions:
Dividends from net realized gain on investments	-	(1.26)	(4.30)	(1.81)	-	(1.52)
Net asset value, end of period	30.98	23.63	23.18	28.94	24.54	20.41
Total Return (%)[b]	31.15[c]	7.19	(3.11)	26.05	20.24	(11.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[d]	1.39	1.40	1.29	1.28	1.29
Ratio of net expenses to average net assets	1.30[d]	1.30	1.30	1.28	1.28	1.29
Ratio of net investment (loss) to average net assets	(.82)[d]	(.68)	(.68)	(.56)	(.60)	(.66)
Portfolio Turnover Rate	54.96[c]	105.26	101.14	95.50	138.00	125.11
Net Assets, end of period ($ x 1,000)	1,650	1,326	1,630	2,090	2,819	3,716

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2020		Year Ended May 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	21.24	21.10	26.95	23.13	19.39	23.85
Investment Operations:
Investment (loss)—net[a]	(.18)	(.31)	(.35)	(.33)	(.31)	(.30)
Net realized and unrealized gain (loss) on investments	6.68	1.71	(1.20)	5.96	4.05	(2.64)
Total from Investment Operations	6.50	1.40	(1.55)	5.63	3.74	(2.94)
Distributions:
Dividends from net realized gain on investments	-	(1.26)	(4.30)	(1.81)	-	(1.52)
Net asset value, end of period	27.74	21.24	21.10	26.95	23.13	19.39
Total Return (%)[b]	30.60[c]	6.41	(3.71)	25.11	19.29	(12.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.35[d]	2.16	2.33	2.23	2.27	2.39
Ratio of net expenses to average net assets	2.05[d]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.56)[d]	(1.43)	(1.43)	(1.37)	(1.39)	(1.42)
Portfolio Turnover Rate	54.96[c]	105.26	101.14	95.50	138.00	125.11
Net Assets, end of period ($ x 1,000)	296	460	479	587	323	253

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2020		Year Ended May 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	24.63	24.05	29.76	25.12	20.84	25.25
Investment Operations:
Investment (loss)—net[a]	(.08)	(.09)	(.10)	(.07)	(.08)	(.08)
Net realized and unrealized gain (loss) on investments	7.79	1.93	(1.31)	6.52	4.36	(2.81)
Total from Investment Operations	7.71	1.84	(1.41)	6.45	4.28	(2.89)
Distributions:
Dividends from net realized gain on investments	-	(1.26)	(4.30)	(1.81)	-	(1.52)
Net asset value, end of period	32.34	24.63	24.05	29.76	25.12	20.84
Total Return (%)	31.30[b]	7.52	(2.88)	26.42	20.54	(11.71)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	1.01	.98	.99	1.03	.98
Ratio of net expenses to average net assets	1.02[c]	1.01	.98	.98	1.01	.98
Ratio of net investment (loss) to average net assets	(.54)[c]	(.37)	(.35)	(.26)	(.33)	(.35)
Portfolio Turnover Rate	54.96[b]	105.26	101.14	95.50	138.00	125.11
Net Assets, end of period ($ x 1,000)	13,662	8,826	12,949	16,532	11,777	19,373

a Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2020		Year Ended May 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	24.66	24.07	29.77	25.12	20.83	25.23
Investment Operations:
Investment (loss)—net[a]	(.07)	(.08)	(.09)	(.06)	(.07)	(.07)
Net realized and unrealized gain (loss) on investments	7.80	1.93	(1.31)	6.52	4.36	(2.81)
Total from Investment Operations	7.73	1.85	(1.40)	6.46	4.29	(2.88)
Distributions:
Dividends from net realized gain on investments	-	(1.26)	(4.30)	(1.81)	-	(1.52)
Net asset value, end of period	32.39	24.66	24.07	29.77	25.12	20.83
Total Return (%)	31.35[b]	7.56	(2.84)	26.46	20.60	(11.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[c]	.97	.95	.95	.96	.96
Ratio of net expenses to average net assets	.97[c]	.97	.95	.94	.96	.96
Ratio of net investment (loss) to average net assets	(.49)[c]	(.34)	(.34)	(.21)	(.28)	(.33)
Portfolio Turnover Rate	54.96[b]	105.26	101.14	95.50	138.00	125.11
Net Assets, end of period ($ x 1,000)	628,390	462,795	519,312	798,000	624,947	531,507

a Based on average shares outstanding.

b  Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate non-diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. Geneva Capital Management LLC (“Geneva”), Nicholas Investment Partners, L.P. (“Nicholas”), EAM Investors, LLC (“EAM”), Granite Investment Partners, LLC (“Granite”), Rice Hall James & Associates (“Rice Hall”) and Redwood Investments, LLC (“Redwood”), serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2020 in valuing the fund’s investments:

	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	610,152,550	-	-	610,152,550
Investment Companies	54,757,863	-	-	54,757,863

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2020, The Bank of New York Mellon earned $29,407 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2020, the fund did not incur any interest or penalties.

Each tax year for the three-year period ended May 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2020 was as follows: long-term capital gains $26,451,701. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2020 through September 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 30, 2021, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,150 during the period ended November 30, 2020.

Pursuant to separate sub-investment advisory agreements between the Adviser and Geneva, Nicholas, EAM, Granite, Rice Hall and Redwood, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended November 30, 2020, the Distributor retained $44 from commissions earned on sales of the fund’s Class A and $16 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2020, Class C shares were charged $1,056 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2020, Class A and Class C shares were charged $1,878 and $352, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2020, the fund was charged $2,958 for transfer agency services offset of any earnings credits, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2020, the fund was charged $29,902 pursuant to the custody agreement.

During the period ended November 30, 2020, the fund was charged $11,846 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $459,784, Distribution Plan fees of $176, Shareholder Services Plan fees of $390, custodian fees of $16,400, Chief Compliance Officer fees of $3,871 and transfer agency fees of $999, which are offset against an expense reimbursement currently in effect in the amount of $190.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2020, amounted to $289,287,713 and $290,823,552, respectively.

At November 30, 2020, accumulated net unrealized appreciation on investments was $215,969,442, consisting of $222,619,411 gross unrealized appreciation and $6,649,969 gross unrealized depreciation.

At November 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of (a) the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment management and administrative services and is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvisers, and recommending whether a subadviser should be terminated and (b) the Adviser’s separate Sub-Investment Advisory Agreements (together with the Management Agreement, the “Agreements”) with each of EAM Investors, LLC, Geneva Capital Management LLC, Nicholas Investment Partners, L.P., Granite Investment Partners, LLC, Rice Hall James & Associates, LLC and Redwood Investments, LLC (each, a “Subadviser” and collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of the fund’s investments with respect to the portion of the fund’s assets allocated to the Subadviser. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory, evaluation and other responsibilities in respect of the Subadvisers. As part of its review, the Board considered information regarding the process by which the Adviser selected and recommended the Subadvisers for Board approval. The Board considered each Subadviser’s specific responsibilities in the day-to-day management of the portion of the fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons serving as the portfolio managers for the segment of the fund’s assets managed by the respective Subadviser, and other key personnel at the Subadviser. The Board specifically took into account each Subadviser’s investment process and capabilities, evaluating how the Subadviser complemented each of the other Subadvisers to the fund, noting the Adviser’s favorable assessment of the nature and quality of the sub-advisory services provided to the fund by the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe. The Board also reviewed performance information provided by the Adviser with respect to each Subadviser for various periods ended September 30, 2020.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that engage multiple subadvisers like the fund. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group medians for all periods, and below the Performance Universe medians for each period except the one- and four-year periods ended September 30, 2020. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the nine calendar years shown. With respect to the performance of each Subadviser, the Board noted that, depending on the period under review, some Subadvisers outperformed, while others underperformed, the fund’s benchmark index and/or the median performance of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

funds in the Performance Group and Performance Universe. The Board discussed with representatives of the Adviser the portfolio management strategies of the fund’s Subadvisers and the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review, and noted that the Subadvisers’ strategies continued to complement each other and were applied consistently.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadvisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. It was noted that, as in the case of the funds included in the Performance Group and Performance Universe, the funds included in the Expense Group and Expense Universe were not limited to funds that engage multiple subadvisers like the fund. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and the Expense Universe actual management fee medians, and the fund’s total expenses were equal to the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I and Class Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and 0.98% of the fund’s average daily net assets, respectively.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee paid to the Subadvisers in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadvisers and the Adviser. The Board also took into consideration that the Subadvisers’ fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadvisers pursuant to the respective Sub-Investment Advisory Agreements, the Board did not consider any Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadvisers are adequate and appropriate.

• The Board generally was satisfied with the manner in which the Adviser monitors and evaluates the performance of each Subadviser and directed the Adviser to closely monitor those Subadvisers that underperformed the fund’s benchmark index for extended periods and report the results of its evaluation to the Board at a future meeting.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to the Adviser and the Subadvisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services provided to the fund by the Adviser and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board also noted that the Adviser continued to believe that the Subadvisers complemented each other’s specific style of investing and that the Adviser recommended that the Board approve each Sub-Investment Advisory Agreement. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Select Managers Small Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Geneva Capital
Management LLC

100 East Wisconsin Avenue,
Suite 2550
Milwaukee, WI 53202

Nicholas Investment Partners, L.P.
6451 El Sicomoro
Rancho Santa Fe, CA 92067

EAM Investors, LLC
2533 South Coast Highway 101,
Suite 240
Cardiff-by-the-Sea, CA 92007

Granite Investment Partners, LLC
2121 Rosecrans Avenue, Suite 2360
El Segundo, CA 90245

Rice Hall James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Redwood Investments, LLC
One Gateway Center, Suite 802
Newton, MA 02458

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DSGAX Class C: DSGCX Class I: DSGIX Class Y: DSGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6289SA1120

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:         /s/ David DiPetrillo

                David DiPetrillo

                President (Principal Executive Officer)

Date:      January 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ David DiPetrillo

                David DiPetrillo

                President (Principal Executive Officer)

Date:      January 26, 2021

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      January 26, 2021

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)